As filed with the Securities and Exchange Commission on August 13, 2002



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 13, 2002



                            W. R. BERKLEY CORPORATION
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                        0-7849                      22-1867895
(State or other                (Commission File               (IRS Employer
jurisdiction of                     Number)                 Identification No.)
incorporation)


                   475 Steamboat Road, Greenwich, CT     06830
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (203) 629-3000
                                                           --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired:

          None.

     (b) Pro forma financial information:

          None.

     (c) Exhibits:

          99.1 Statement Under Oath of Principal Executive Officer of the Company dated August 13, 2002

          99.2 Statement Under Oath of Principal Financial Officer of the Company dated August 13, 2002

Item 9. Regulation FD Disclosure

Reference is made to the statements under oath of each of the principal executive officer and the principal financial officer of W. R. Berkley Corporation (the "Company") made pursuant to the Securities and Exchange Commission's Order No. 4-460 (the "Certifications"). The Certifications were delivered to the Securities and Exchange Commission on August 13, 2002. A copy of each of the respective Certifications is attached to this Form 8-K as Exhibit
99.1 and Exhibit 99.2, and each is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        W. R. BERKLEY CORPORATION

                                        By: /s/ Eugene G. Ballard
                                            ------------------------------
                                            Name:  Eugene G. Ballard
                                            Title: Senior Vice President,
                                                   Chief Financial Officer and
                                                   Treasurer


Date: August 13, 2002

                                  EXHIBIT INDEX


Exhibit:
-------

99.1 Statement Under Oath of Principal Executive Officer of the Company dated August 13, 2002

99.2 Statement Under Oath of Principal Financial Officer of the Company dated August 13, 2002